SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  April 8, 2003
                                (Date of report)


                         Cedric Kushner Promotions, Inc.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                   0-25563                    65-0648808
(State of Incorporation)   (Commission File Number)       (IRS Employer ID)


                       1414 Avenue of Americas, Suite 1402
                               New York, NY 10019
                    (Address of principle executive offices)


                                 (212) 755-1944
                         (Registrant's telephone number,
                              including area code)

ITEM 4.1

Change in Registrant's Certifying Accountant

         On April 2, 2003, Cedric Kushner Promotions, Inc., (the "Company") was notified by BDO Seidman, LLP, ("BDO ") that the client-auditor relationship between the Company and BDO has ceased on April 2, 2003. On April 4, 2003, the Company engaged Marcum & Kliegman, LLP as independent auditors of the Company for the fiscal year ending December 31, 2002. The action to engage Marcum & Kliegman, LLP was taken upon the unanimous approval of the Audit Committee of the Board of Directors of the Company.

         During the last two fiscal years ended December 31, 2001 and December 31, 2000 and through April 2, 2003, there were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of BDO would have caused BDO to make reference to the matter in its reports on the Company's financial statements. During the last two most recent fiscal years ended December 31, 2001 and December 31, 2000 and through April 2, 2003, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B. BDO 's opinion in its report on the Company's financial statements for the year ended December 31, 2001 and 2000, expressed substantial doubt with respect to the Company's ability to continue as a going concern.

         During the two most recent fiscal years and through April 2, 2003, the Company has not consulted with Marcum & Kliegman, LLP regarding either:

1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Marcum & Kliegman, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

         The Company has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated April 8, 2003, is filed as
Exhibit 16.1 to this Form 8-K.


ITEM 7(c).  Exhibits.

Exhibit 16.1 Letter from BDO Seidman, LLP, dated April 8, 2003, regarding their resignation as the Company's independent auditors.

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                 Cedric Kushner Promotions, Inc.
                                                            (Registrant)



                                                             /s/ James DiLorenzo
                                                             By: James DiLorenzo
                                                        Executive Vice President